UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 30, 2002 (Date of Earliest Event Reported: July 29, 2002)	Commission File No. 1-12785

NATIONWIDE FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	31-1486870
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Nationwide Plaza
Columbus, Ohio 43215
(614) 249-7111
(Address, including zip code, and telephone number,
including area code, of Registrant’s principal executive offices)

Item	5. Other Events.

On July 29, 2002, Nationwide Financial Services, Inc. issued a press release reporting its financial results for the quarter ended June 30, 2002.

Item	7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Exhibit 99.1    Press release dated July 29, 2002 reporting financial results for the quarter ended June 30, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE FINANCIAL SERVICES, INC. (Registrant)

/s/ Mark R. Thresher
Mark R. Thresher, Senior Vice President—Finance (Chief Accounting Officer)

Date: July 30, 2002

2